UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2020 (July 23, 2020)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place
Norfolk, Virginia 23510-9241	757-629-2680
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment and Departure of Executive Officer

On July 27, 2020, Norfolk Southern Corporation (“NS”) announced Michael J. Wheeler will cease serving as Executive Vice President and Chief Operating Officer, effective September 1, 2020. He will serve as Special Adviser to the Executive Vice President and Chief Operating Officer until September 30, 2020, to assist with the full transition of operating responsibilities to his successor and will retire on October 1, 2020.

The Board of Directors appointed Cynthia Sanborn Executive Vice President and Chief Operating Officer of NS, effective September 1, 2020. Ms. Sanborn, age 55, joins NS from Union Pacific Corporation (UP), where she served most recently as Vice President Network Planning since April 2019 and prior thereto as Regional Vice President Transportation, Western Region USA since February 2018. Prior to joining UP, Ms. Sanborn served in various capacities at CSX Corporation for over thirty years and as CSX’s Executive Vice President, Chief Operating Officer from September 2015 to February 2018.

There was no arrangement or understanding between Ms. Sanborn and any other person pursuant to which she was selected as an officer of NS and no family relationship between Ms. Sanborn and any director or executive officer. There are no transactions between Ms. Sanborn and NS that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Ms. Sanborn’s appointment and upon her becoming an executive officer, she will receive an annual salary of $600,000, a cash starting bonus of $500,000, and an award under the Long-Term Incentive Plan consisting of restricted stock units valued at $2,000,000 on the award date under the terms set forth in the Form of Norfolk Southern Corporation Long-Term Incentive Plan Off-Cycle Award Agreement for Restricted Stock Units, incorporated by reference to Exhibit 10.7 to NS’ Form 10-Q filed on April 24, 2019 (SEC File No. 001-08339), along with an incentive bonus opportunity and other benefits available to other employees at the executive vice president level.

NS issued a press release on July 27, 2020, announcing this retirement and appointment. The press release is attached and filed herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  July 27, 2020